SECURITIES AND EXCHANGE COMMISSION

                                WASHINGTON, D.C.

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported) January 3, 2006

                       RIDGEWOOD ELECTRIC POWER TRUST III
               (Exact name of registrant as specified in charter)

                Delaware             0-23432           22-3264565
              (State or other      (Commission       (IRS Employer
              jurisdiction of      File Number)    Identification No.)
               organization)

                  1314 King Street, Wilmington, Delaware 19801
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (302) 888-7444

                                 Not Applicable
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

     Effective January 3, 2006, Randall D. Holmes, President and Chief Operating Officer of the Registrant, has been appointed the Registrant's Chief Executive Officer. Mr. Holmes, who has been President and Chief Operating Officer of the Registrant since January 1, 2004, will relinquish the title of Chief Operating Officer and will continue to report to Robert E. Swanson, Chairman and former Chief Executive Officer. Mr. Swanson will retain his title as Chairman of the Registrant.


SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                       RIDGEWOOD ELECTRIC POWER TRUST III


Date:  January 6, 2006           By /s/ Douglas R. Wilson
                                        Douglas R. Wilson,
                                        Chief Financial Officer